                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):September 15, 1997


             GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1995-1
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Minnesota                       33-62433             Applied for
  ---------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------

                                Not Applicable
       ----------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.      Other Events.
             ------------

             Pursuant to the Pooling and Servicing
             Agreement between Green Tree Financial
             Corporation (the "Servicer") and Norwest Bank
             Minnesota (the "Trustee"), on September 15,
             1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the
             "Certificateholders") and delivered to the
             Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (c)  Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.        Description
                  -----------        -----------

                     99.1            Monthly Report delivered to
                                     Certificateholders on
                                     September 15, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 1997


                            FLOORPLAN RECEIVABLES MASTER TRUST
                            1995-1

                            By: GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust


                            By: /s/ Phyllis A. Knight
                                -----------------------------
                                Phyllis A. Knight
                                Vice President and Treasurer

                               INDEX TO EXHIBITS



Exhibit
Number                                                                      Page
------                                                                      ----

 99.1    Monthly Report delivered to Certificateholders                      5
         on September 15, 1997.